GMO Trust
FYE 2/28/15
Attachment Filed in Response to Form N-SAR Sub-Item 77P

GMO Fund of Fund Allocation %
March, 2014
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					210,181,349.99	3.89%	2,145,740,125.65	13.90%			504,163,535.07	9.44%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					730,999,410.66	13.52%					717,910,260.67	13.44%					402,660,604.76	16.29%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Currency Hedged International Equity Fund					1,007,970,593.84	18.64%
Debt Opportunities Fund	366,774,318.86	43.88%			179,411,416.51	3.32%	844,665,067.87	5.47%			204,383,514.04	3.83%					91,380,137.97	3.70%													25,811,348.35	22.98%	13,836,765.30	12.52%	27,398,824.48	30.81%	13,852,234.83	42.16%			9,337,015.17	24.23%	2,752,750.69	0.18%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	56,580,103.61	6.77%			198,935,992.28	3.68%	536,657,435.51	3.48%			195,942,743.90	3.67%					108,526,543.45	4.39%													10,749,695.85	9.57%			5,904,391.28	6.64%	2,535,978.67	7.72%			3,189,394.60	8.28%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					530,628,775.09	9.81%			412,850,966.32	13.51%	459,251,990.55	8.60%	429,154,231.99	23.78%	119,339,688.82	10.36%	278,204,454.15	11.25%	160,165,476.08	10.05%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							10,741,958,234.63	69.60%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,014,785,948.45	18.76%			1,433,408,854.17	46.89%	1,450,011,590.46	27.15%	1,375,319,463.82	76.22%	1,032,301,344.58	89.64%	869,112,468.59	35.16%	769,345,180.29	48.28%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					277,580,571.80	5.13%					131,896,471.77	2.47%					76,502,739.41	3.09%
Special Opportunities Fund
Special Opportunities SPC LTD.
Special Situations Fund					24,336,039.80	0.45%					26,425,429.37
Strategic Fixed Income Fund					88,234,529.18	1.63%					242,407,303.35	4.54%					20,660,770.01	0.84%
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					190,740,646.30	3.53%	1,163,811,211.42	7.54%			281,230,667.61																																811,987,913.84	53.35%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Core Equity Fund (Class III)
U.S. Core Equity Fund (Class IV)
U.S. Core Equity Fund (Class V)
U.S. Core Equity Fund (Class VI)					892,748,226.68	16.51%			1,210,403,872.25	39.60%	1,033,965,341.48	19.36%					625,082,913.46	25.29%	664,045,680.28	41.67%
U.S. Core Equity Fund (Class IX)
U.S. Treasury Fund	89,456,065.53	10.70%	65,037,345.73	100.00%	61,607,856.93	1.14%					92,637,901.80	1.73%									9,604,952.33	100.00%	27,971,000.00	100.00%	43,830,951.18	100.00%			278,253,028.00	100.00%	21,309,567.70	18.97%	56,008,142.50	50.70%	23,769,540.08	26.73%	2,667,613.15	8.12%	53,031,828.28	100.00%	9,927,794.63	25.76%	707,339,195.55	46.47%
World Opportunity Overlay Fund	323,051,625.60	38.65%																													54,436,531.77	48.47%	40,629,179.24	36.78%	31,853,877.90	35.82%	13,799,314.35	42.00%			16,078,370.81	41.73%

Total Market Value	835,862,113.60	100.00%	65,037,345.73	100.00%	5,408,161,357.51	100.00%	15,432,832,075.08	100.00%	3,056,663,692.74	100.00%	5,340,226,750.07	94.24%	1,804,473,695.81	100.00%	1,151,641,033.40	100.00%	2,472,130,631.80	100.00%	1,593,556,336.65	100.00%	9,604,952.33	100.00%	27,971,000.00	100.00%	43,830,951.18	100.00%	0.00	0.00%	278,253,028.00	100.00%	112,307,143.67	100.00%	110,474,087.04	100.00%	88,926,633.74	100.00%	32,855,141.00	100.00%	53,031,828.28	100.00%	38,532,575.21	100.00%	1,522,079,860.08	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%

GMO Fund of Fund Allocation %
April, 2014
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					213,407,325.12	4.73%	2,276,741,282.49	13.93%			504,332,005.67	9.31%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					753,625,615.47	16.69%					727,563,566.89	13.43%					402,059,030.99	16.32%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	368,882,217.25	45.52%			183,321,448.74	4.06%	893,704,810.23	5.47%			205,558,131.94	3.79%					90,257,959.87	3.66%													10,210,580.83	9.02%	13,916,286.94	12.57%	18,120,791.18	19.80%	9,628,413.67	28.98%			7,198,872.18	18.63%	2,768,571.10	0.18%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	57,997,440.87	7.16%			203,919,358.82	4.52%	573,119,780.69	3.51%			200,548,062.46	3.70%					107,554,577.18	4.37%													11,018,976.81	9.74%			6,052,296.88	6.61%	2,599,505.19	7.82%			3,269,289.25	8.46%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					540,289,622.18	11.96%			410,923,298.24	13.20%	467,581,218.27	8.63%	428,265,742.16	23.05%	116,764,648.80	9.83%	281,402,206.49	11.43%	161,106,867.47	9.95%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							11,419,054,143.33	69.87%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,059,837,719.35	23.47%			1,494,158,214.20	47.98%	1,493,011,903.29	27.56%	1,429,550,221.43	76.95%	1,071,443,480.74	90.17%	873,949,801.83	35.48%	806,498,943.31	49.81%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					283,205,949.43	6.27%					133,375,684.54	2.46%					76,027,083.49	3.09%
Special Opportunities Fund
Special Opportunities SPC LTD.
Special Situations Fund					24,326,733.47	0.54%					26,415,324.05	0.49%
Strategic Fixed Income Fund					88,555,576.59	1.96%					241,786,909.71	4.46%					20,735,945.64	0.84%
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					193,311,758.46	4.28%	1,179,498,948.76	7.22%			285,021,551.22	5.26%																															816,686,917.97	52.80%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Core Equity Fund (Class III)
U.S. Core Equity Fund (Class IV)
U.S. Core Equity Fund (Class V)
U.S. Core Equity Fund (Class VI)					840,934,476.93	18.62%			1,208,860,848.69	38.82%	984,148,089.71	18.16%					574,486,575.36	23.33%	651,673,659.43	40.24%
U.S. Core Equity Fund (Class IX)
U.S. Treasury Fund	89,256,065.53	11.01%	65,040,898.80	100.00%	131,725,725.88	2.92%					148,707,343.80	2.74%					36,438,262.93	1.48%			38,648,000.00	100.00%	20,065,000.00	100.00%	97,133,173.90	100.00%			278,253,028.00	100.00%	37,310,705.20	32.97%	56,008,142.50	50.59%	35,370,724.98	38.65%	7,147,751.95	21.51%	53,031,828.28	100.00%	12,033,332.38	31.14%	727,377,547.43	47.02%
World Opportunity Overlay Fund	294,196,442.61	36.31%																													54,639,577.39	48.28%	40,780,724.11	36.84%	31,972,691.32	34.94%	13,850,785.12	41.69%			16,138,342.36	41.77%

Total Market Value	810,332,166.26	100.00%	65,040,898.80	100.00%	4,516,461,310.44	100.00%	16,342,118,965.50	100.00%	3,113,942,361.13	100.00%	5,418,049,791.55	100.00%	1,857,815,963.59	100.00%	1,188,208,129.54	100.00%	2,462,911,443.78	100.00%	1,619,279,470.21	100.00%	38,648,000.00	100.00%	20,065,000.00	100.00%	97,133,173.90	100.00%	0.00	0.00%	278,253,028.00	100.00%	113,179,840.23	100.00%	110,705,153.55	100.00%	91,516,504.36	100.00%	33,226,455.93	100.00%	53,031,828.28	100.00%	38,639,836.17	100.00%	1,546,833,036.50	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%

GMO Fund of Fund Allocation %
May, 2014
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					212,615,297.94	4.66%	2,391,148,259.26	13.97%			504,273,841.15	9.16%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					771,910,102.70	16.94%					748,761,731.07	13.60%					411,813,799.23	16.41%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	370,990,115.64	45.33%			184,368,999.88	4.04%	909,815,829.14	5.32%			206,732,749.83	3.76%					90,773,719.64	3.62%													8,559,212.72	7.36%	13,995,808.58	12.61%	15,006,052.85	16.09%	6,163,433.17	18.01%			7,240,008.58	17.17%	2,784,391.51	0.18%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	59,981,713.04	7.33%			210,896,071.97	4.63%	603,307,818.99	3.53%			206,597,149.05	3.75%					111,234,352.55	4.43%													11,395,970.15	9.79%			6,259,364.71	6.71%	2,688,442.32	7.86%			3,381,141.77	8.02%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					552,387,446.68	12.12%			411,129,727.52	13.10%	484,991,861.09	8.81%	441,986,144.33	23.61%	117,861,024.22	9.85%	292,327,860.34	11.65%	170,614,138.00	9.82%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							12,017,557,518.10	70.23%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,046,485,949.34	22.96%			1,498,278,075.77	47.75%	1,497,068,619.66	27.20%	1,430,043,700.50	76.39%	1,078,377,161.23	90.15%	879,409,980.67	35.05%	861,293,421.96	49.57%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					282,455,539.41	6.20%					135,841,039.15	2.47%					77,432,390.02	3.09%
Special Opportunities Fund
Special Opportunities SPC LTD.
Special Situations Fund					24,317,427.15	0.53%					26,405,218.72	0.48%
Strategic Fixed Income Fund					89,197,671.40	1.96%					243,540,047.42	4.42%					20,886,296.91	0.83%
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					195,165,350.95	4.28%	1,190,808,712.88	6.96%			287,754,513.82	5.23%																															819,506,320.45	52.71%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Core Equity Fund (Class III)
U.S. Core Equity Fund (Class IV)
U.S. Core Equity Fund (Class V)
U.S. Core Equity Fund (Class VI)					856,513,346.75	18.79%			1,228,159,915.90	39.14%	1,013,249,156.90	18.41%					586,556,991.76	23.38%	705,586,818.73	40.61%
U.S. Core Equity Fund (Class IX)
U.S. Treasury Fund	91,856,065.53	11.22%	65,043,931.45	100.00%	131,730,517.98	2.89%					148,712,984.95	2.70%					38,779,418.08	1.55%			87,628,000.00	100.00%	6,611,000.00	100.00%	108,136,012.55	100.00%			278,253,028.00	100.00%	41,512,239.25	35.67%	56,008,142.50	50.47%	39,872,244.25	42.75%	11,448,016.40	33.46%	45,031,828.28	100.00%	15,333,872.05	36.36%	732,411,232.93	47.11%
World Opportunity Overlay Fund	295,617,681.46	36.12%																													54,903,536.70	47.18%	40,977,732.44	36.92%	32,127,148.77	34.45%	13,917,697.13	40.67%			16,216,305.36	38.45%

Total Market Value	818,445,575.67	100.00%	65,043,931.45	100.00%	4,558,043,722.15	100.00%	17,112,638,138.37	100.00%	3,137,567,719.19	100.00%	5,503,928,912.81	100.00%	1,872,029,844.83	100.00%	1,196,238,185.45	100.00%	2,509,214,809.20	100.00%	1,737,494,378.69	100.00%	87,628,000.00	100.00%	6,611,000.00	100.00%	108,136,012.55	100.00%	0.00	0.00%	278,253,028.00	100.00%	116,370,958.82	100.00%	110,981,683.52	100.00%	93,264,810.58	100.00%	34,217,589.02	100.00%	45,031,828.28	100.00%	42,171,327.76	100.00%	1,554,701,944.89	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%

GMO Fund of Fund Allocation %
June, 2014
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					283,170,369.03	6.10%	2,872,235,538.32	15.97%			625,397,060.36	11.21%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					967,010,921.81	20.83%					948,994,379.72	17.01%					532,975,136.78	20.67%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	372,044,064.84	45.48%			215,079,627.07	4.63%	897,648,540.07	4.99%			268,515,518.36	4.81%					98,235,308.88	3.81%													8,607,844.61	7.18%	14,075,330.22	12.70%	5,446,183.02	18.39%	6,198,452.67	25.05%			7,281,144.99	16.12%	2,800,211.91	0.18%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	60,321,873.99	7.37%			205,614,696.17	4.43%	628,549,953.93	3.49%			206,657,311.69	3.70%					111,027,060.05	4.31%													11,579,081.20	9.66%			2,305,811.44	7.79%	1,935,126.36	7.82%			3,435,470.13	7.60%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					490,126,824.31	10.56%			462,916,772.70	13.33%	466,714,680.34	8.37%	445,614,867.39	23.58%	122,063,645.80	10.04%	272,003,102.16	10.55%	175,591,031.73	9.98%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							12,404,139,473.84	68.97%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,058,812,597.88	22.81%			1,761,336,731.20	50.70%	1,503,263,794.69	26.95%	1,444,570,975.76	76.42%	1,093,397,745.80	89.96%	875,704,537.08	33.96%	956,090,386.38	54.32%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					225,112,714.12	4.85%					139,556,978.54	2.50%					77,432,390.02	3.00%
Special Opportunities Fund
Special Opportunities SPC LTD.
Special Situations Fund					89,312,343.69	1.92%					26,405,218.72	0.47%
Strategic Fixed Income Fund					24,317,427.15	0.52%					0.02	0.00%					0.02	0.00%
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					193,730,311.60	4.17%	1,182,052,766.46	6.57%			280,634,037.88	5.03%																															808,228,710.53	51.69%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					797,716,609.26	17.18%			1,249,752,036.51	35.97%	965,738,769.75	17.31%					566,861,089.52	21.98%	628,280,012.42	35.70%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund	88,856,065.53	10.86%	65,046,788.50	100.00%	92,267,537.93	1.99%					146,476,786.70	2.63%					44,549,328.98	1.73%			121,240,000.00	100.00%	41,976,000.00	100.00%	108,140,380.10	100.00%			278,253,028.00	100.00%	45,114,019.35	37.63%	56,008,142.50	50.53%	10,200,000.00	34.44%	6,248,492.25	25.25%	31,828.28	100.00%	18,334,507.78	40.58%	752,443,300.03	48.13%
World Opportunity Overlay Fund	296,820,268.19	36.28%																													54,598,968.27	45.54%	40,750,415.14	36.77%	11,664,015.95	39.38%	10,359,906.64	41.87%			16,126,348.05	35.70%

Total Market Value	818,042,272.55	100.00%	65,046,788.50	100.00%	4,642,271,980.02	100.00%	17,984,626,272.62	100.00%	3,474,005,540.41	100.00%	5,578,354,536.77	100.00%	1,890,185,843.15	100.00%	1,215,461,391.60	100.00%	2,578,787,953.49	100.00%	1,759,961,430.53	100.00%	121,240,000.00	100.00%	41,976,000.00	100.00%	108,140,380.10	100.00%	0.00	0.00%	278,253,028.00	100.00%	119,899,913.43	100.00%	110,833,887.86	100.00%	29,616,010.41	100.00%	24,741,977.92	100.00%	31,828.28	100.00%	45,177,470.95	100.00%	1,563,472,222.47	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%

GMO Fund of Fund Allocation %
July, 2014
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)/4061		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					305,985,454.71	6.27%	2,966,932,655.98	16.15%			624,376,661.02	11.43%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					1,047,533,155.64	21.45%					950,187,465.90	17.40%					533,658,532.36	21.49%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund					215,947,583.59	4.42%	901,271,011.98	4.90%			269,599,116.09	4.94%					98,631,738.69	3.97%													8,642,581.67	7.66%	14,132,131.39	12.76%	5,166,471.30	19.48%	6,223,466.61	25.14%			7,310,528.14	15.14%	2,811,512.20	0.18%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)					211,970,950.25	4.34%	646,171,736.83	3.52%			206,106,352.05	3.77%					111,734,319.02	4.50%													11,652,841.68	10.32%			2,192,097.15	8.26%	1,947,453.40	7.87%			3,457,354.59	7.16%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					520,342,377.81	10.66%			460,419,790.42	13.63%	462,519,928.46	8.47%	423,681,997.52	23.57%	123,237,915.41	10.26%	270,450,206.14	10.89%	172,892,120.74	10.15%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							12,317,092,919.55	67.03%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,101,842,875.68	22.56%			1,691,370,207.16	50.06%	1,432,875,073.90	26.23%	1,374,193,706.77	76.43%	1,078,261,297.50	89.74%	833,587,476.89	33.58%	913,811,645.72	53.67%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					244,625,589.59	5.01%					138,649,896.26	2.54%					76,940,008.22	3.10%
Special Opportunities Fund					122,146,765.70	2.50%	369,254,399.98	2.01%
Special Opportunities SPC LTD.
Special Situations Fund					24,326,733.47	0.50%					26,425,429.37	0.48%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					193,079,138.72	3.95%	1,175,120,975.55	6.39%			258,831,364.17	4.74%																															809,168,511.36	51.72%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					841,870,825.64	17.24%			1,227,037,513.10	36.32%	944,554,920.44	17.29%					557,712,034.59	22.46%	615,845,350.59	36.17%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund			45,051,910.05	100.00%	53,605,104.93	1.10%					147,783,699.75	2.71%									34,400,000.00	100.00%	90,136,000.00	100.00%	132,148,894.68	100.00%			362,121,028.00	100.00%	38,117,537.23	33.77%	56,008,142.50	50.56%	8,180,527.83	30.84%	6,248,945.00	25.25%	60,031,828.28	100.00%	21,435,982.73	44.39%	752,501,979.03	48.10%
World Opportunity Overlay Fund																															54,456,836.33	48.25%	40,644,333.73	36.69%	10,984,136.55	41.41%	10,332,937.75	41.74%			16,084,367.97	33.31%

Total Market Value	0.00	0.00%	45,051,910.05	100.00%	4,883,276,555.73	100.00%	18,375,843,699.87	100.00%	3,378,827,510.68	100.00%	5,461,909,907.41	100.00%	1,797,875,704.29	100.00%	1,201,499,212.91	100.00%	2,482,714,315.91	100.00%	1,702,549,117.05	100.00%	34,400,000.00	100.00%	90,136,000.00	100.00%	132,148,894.68	100.00%	0.00	0.00%	362,121,028.00	100.00%	112,869,796.91	100.00%	110,784,607.62	100.00%	26,523,232.83	100.00%	24,752,802.76	100.00%	60,031,828.28	100.00%	48,288,233.43	100.00%	1,564,482,002.59	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%

GMO Fund of Fund Allocation %
August, 2014
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					304,199,897.17	6.20%	3,008,866,586.80	15.90%			703,199,596.81	12.93%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					1,049,867,209.01	21.40%					920,394,387.34	16.92%					518,559,987.81	21.20%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund					216,555,153.16	4.41%	836,997,433.56	4.42%			243,409,162.74	4.47%					95,458,601.25	3.90%													8,666,897.62	11.54%	14,171,892.21	12.84%	5,113,263.25	24.26%	6,240,976.36	31.91%			7,331,096.35	19.53%	2,819,422.40	0.23%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)					212,173,793.26	4.32%	663,207,127.97	3.50%			191,662,503.42	3.52%					109,158,882.01	4.46%													11,663,992.72	15.53%			2,165,616.03	10.28%	1,949,316.99	9.97%			3,460,663.06	9.22%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					534,120,198.94	10.89%			480,776,196.72	13.22%	461,823,977.79	8.49%	422,907,702.37	23.44%	120,012,593.80	10.04%	261,924,255.47	10.71%	171,609,044.48	9.99%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							13,091,101,824.50	69.18%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,096,778,871.65	22.35%			1,843,250,056.15	50.68%	1,433,432,788.19	26.35%	1,381,333,114.28	76.56%	1,075,519,459.02	89.96%	821,711,598.99	33.59%	930,184,845.64	54.14%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					248,541,441.78	5.07%					138,196,474.41	2.54%					76,526,534.35	3.13%
Special Opportunities Fund					122,697,803.74	2.50%	377,139,506.83	1.99%
Special Opportunities SPC LTD.																																																			10,655,000.00	100.00%
Special Situations Fund											26,425,429.37	0.49%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					218,251,272.36	4.45%	946,873,776.64	5.00%			163,009,559.73	3.00%																															755,467,583.11	61.38%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					871,350,802.88	17.76%			1,313,151,798.67	36.10%	957,702,466.25	17.60%					562,839,984.30	23.01%	616,430,092.75	35.88%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund			45,054,342.58	100.00%	31,784,225.93	0.65%					201,310,997.73	3.70%											58,661,000.00	100.00%	131,153,422.58	100.00%			293,036,028.00	100.00%	1,969,154.15	2.62%	56,008,142.50	50.74%	3,285,938.23	15.59%	1,149,188.15	5.87%	29,031,828.28	100.00%	10,836,815.33	28.87%	472,531,258.88	38.39%
World Opportunity Overlay Fund																															52,791,366.96	70.30%	40,204,853.61	36.42%	10,508,937.56	49.87%	10,221,209.49	52.25%			15,910,450.49	42.38%

Total Market Value	0.00	0.00%	45,054,342.58	100.00%	4,906,320,669.88	100.00%	18,924,186,256.30	100.00%	3,637,178,051.54	100.00%	5,440,567,343.78	100.00%	1,804,240,816.65	100.00%	1,195,532,052.82	100.00%	2,446,179,844.18	100.00%	1,718,223,982.87	100.00%	0.00	0.00%	58,661,000.00	100.00%	131,153,422.58	100.00%	0.00	0.00%	293,036,028.00	100.00%	75,091,411.45	100.00%	110,384,888.32	100.00%	21,073,755.07	100.00%	19,560,690.99	100.00%	29,031,828.28	100.00%	37,539,025.23	100.00%	1,230,818,264.39	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	10,655,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
September, 2014
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)/4061		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					157,103,861.60	3.22%	2,071,637,673.70	10.86%			373,564,642.39	7.05%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					1,363,762,142.36	27.98%					1,174,456,123.57	22.18%					585,938,840.63	24.52%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund					216,989,131.43	4.45%	838,674,783.13	4.40%			238,226,169.18	4.50%					95,649,901.05	4.00%													8,684,266.15	12.11%	14,200,292.80	12.86%	5,123,510.28	28.31%	6,253,483.33	33.96%			7,345,787.93	22.59%	2,825,072.55	0.23%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)					206,697,031.87	4.24%	664,432,177.46	3.48%			184,624,450.27	3.49%					106,341,205.32	4.45%													11,362,914.52	15.84%			2,109,715.80	11.66%	1,899,000.01	10.31%			3,371,334.28	10.37%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					489,571,910.63	10.04%			495,569,371.47	12.99%	426,689,445.93	8.06%	383,360,328.13	22.56%	111,541,932.32	9.88%	240,078,466.32	10.04%	158,365,770.47	9.52%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							14,175,868,780.86	74.33%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,086,335,757.54	22.29%			1,935,373,860.73	50.74%	1,417,329,343.46	26.76%	1,315,965,542.07	77.44%	1,017,421,555.45	90.12%	814,106,306.63	34.06%	901,644,687.47	54.20%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					130,834,776.41	2.68%					134,133,401.88	2.53%					1,803,115.58	0.08%
Special Opportunities Fund					119,968,582.45	2.46%	373,629,604.98	1.96%
Special Opportunities SPC LTD.																																																			11,295,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					215,118,160.02	4.41%	947,578,479.94	4.97%			159,517,374.34	3.01%																															732,380,416.43	60.64%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					856,369,175.10	17.57%			1,383,300,731.59	36.27%	922,904,739.40	17.43%					546,172,492.32	22.85%	603,654,412.81	36.28%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund					31,785,545.68	0.65%					264,283,673.48	4.99%									127,935,000.00	100.00%	100,188,000.00	100.00%	131,158,548.85	100.00%			197,388,028.00	100.00%	39,753.58	0.06%	56,008,142.50	50.71%	346,050.28	1.91%	34,237.70	0.19%	45,831,828.28	100.00%	5,871,231.15	18.06%	472,549,680.80	39.13%
World Opportunity Overlay Fund																															51,637,906.02	71.99%	40,235,162.59	36.43%	10,516,859.86	58.12%	10,228,914.89	55.54%			15,922,444.80	48.98%

Total Market Value	0.00	0.00%	0.00	0.00%	4,874,536,075.09	100.00%	19,071,821,500.07	100.00%	3,814,243,963.79	100.00%	5,295,729,363.90	100.00%	1,699,325,870.20	100.00%	1,128,963,487.77	100.00%	2,390,090,327.85	100.00%	1,663,664,870.75	100.00%	127,935,000.00	100.00%	100,188,000.00	100.00%	131,158,548.85	100.00%	0.00	0.00%	197,388,028.00	100.00%	71,724,840.27	100.00%	110,443,597.89	100.00%	18,096,136.22	100.00%	18,415,635.93	100.00%	45,831,828.28	100.00%	32,510,798.16	100.00%	1,207,755,169.78	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	11,295,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
October, 2014
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					28,241,791.76	0.59%	1,900,887,684.61	9.74%			360,359,045.18	6.80%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					1,291,498,925.96	27.10%					1,158,046,297.15	21.84%					559,856,589.07	23.40%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund					206,660,829.36	4.34%	837,668,373.39	4.29%			234,935,035.69	4.43%					95,535,121.17	3.99%													8,673,845.03	11.82%	14,183,252.45	12.85%	5,117,362.06	28.27%	6,245,979.15	32.57%			7,336,972.98	20.67%	2,821,682.46	0.23%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)					208,611,217.54	4.38%	683,906,928.16	3.50%			185,243,578.49	3.49%					107,726,139.99	4.50%													11,485,576.01	15.65%			2,132,489.97	11.78%	1,919,499.52	10.01%			3,407,727.49	9.60%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					492,786,735.56	10.34%			504,921,395.07	13.16%	439,755,236.49	8.29%	362,047,345.27	22.81%	111,242,144.62	10.06%	244,004,743.65	10.20%	163,166,793.56	9.80%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							14,717,218,676.16	75.39%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,056,068,603.40	22.16%			1,950,744,135.46	50.83%	1,420,754,168.39	26.80%	1,225,470,511.61	77.19%	994,711,565.71	89.94%	802,734,992.03	33.54%	873,135,831.51	52.44%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					353,673,243.95	7.42%					261,586,419.30	4.93%					66,369,126.85	2.77%
Special Opportunities Fund					118,874,224.50	2.49%	403,208,556.90	2.07%
Special Opportunities SPC LTD.																																																			11,400,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					209,165,848.55	4.39%	979,569,664.99	5.02%			158,255,393.03	2.99%																															736,613,829.24	60.13%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					800,467,925.04	16.80%			1,382,480,838.02	36.02%	879,047,793.24	16.58%					516,813,097.09	21.60%	628,701,773.11	37.76%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund											203,678,359.58	3.84%									49,300,000.00	100.00%	26,410,000.00	100.00%	151,162,779.08	100.00%			388,028.00	100.00%	1,639,812.73	2.23%	56,008,142.50	50.74%	346,113.30	1.91%	793,258.48	4.14%	50,831,828.28	100.00%	8,845,506.58	24.92%	485,564,921.80	39.64%
World Opportunity Overlay Fund																															51,579,558.11	70.29%	40,189,699.13	36.41%	10,504,976.40	58.04%	10,217,356.79	53.28%			15,904,453.34	44.81%
						0.00%
Total Market Value	0.00	0.00%	0.00	0.00%	4,766,049,345.62	100.00%	19,522,459,884.21	100.00%	3,838,146,368.55	100.00%	5,301,661,326.54	100.00%	1,587,517,856.88	100.00%	1,105,953,710.33	100.00%	2,393,039,809.85	100.00%	1,665,004,398.18	100.00%	49,300,000.00	100.00%	26,410,000.00	100.00%	151,162,779.08	100.00%	0.00	0.00%	388,028.00	100.00%	73,378,791.88	100.00%	110,381,094.08	100.00%	18,100,941.73	100.00%	19,176,093.94	100.00%	50,831,828.28	100.00%	35,494,660.39	100.00%	1,225,000,433.50	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	11,400,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
November, 2014
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					86,245,175.68	1.79%	2,041,572,735.49	10.06%			364,168,755.02	6.98%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					1,318,947,315.11	27.38%					1,138,230,002.03	21.82%					573,575,803.13	23.49%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund					206,991,883.95	4.30%	844,796,337.40	4.16%			229,525,299.01	4.40%					94,752,765.13	3.88%													8,687,739.86	8.66%	14,205,972.92	12.90%	5,125,559.68	28.92%	6,255,984.72	31.91%			7,348,726.24	20.64%	2,826,202.58	0.22%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)					206,585,865.91	4.29%	710,797,638.40	3.50%			182,164,829.11	3.49%					106,394,897.67	4.36%													11,374,065.56	11.33%			2,111,786.18	11.91%	1,900,863.61	9.70%			3,374,642.76	9.48%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					505,185,701.99	10.49%			519,445,215.73	13.19%	439,170,843.17	8.42%	365,288,829.19	22.86%	111,697,747.65	9.95%	252,562,888.60	10.34%	168,279,047.08	9.79%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							15,156,358,682.34	74.68%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,090,065,396.84	22.63%			2,000,210,213.96	50.77%	1,423,595,482.18	27.29%	1,232,389,513.00	77.14%	1,011,008,258.00	90.05%	835,693,759.20	34.22%	903,454,690.94	52.56%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					121,669,061.21	2.53%					131,269,302.37	2.52%					27,417,032.00	1.12%
Special Opportunities Fund					157,555,611.98	3.27%	525,301,945.81	2.59%
Special Opportunities SPC LTD.																																																			12,255,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					212,909,020.17	4.42%	1,017,217,263.23	5.01%			156,372,339.64	3.00%																															730,620,717.88	57.12%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					825,420,089.46	17.14%			1,419,874,288.62	36.04%	894,016,528.10	17.14%					551,727,016.70	22.59%	647,185,079.44	37.65%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund					84,811,413.10	1.76%					257,735,601.40	4.94%									54,900,000.00	100.00%	943,000.00	100.00%	96,167,448.43	100.00%			388,028.00	100.00%	29,026,332.60	28.92%	56,008,142.50	50.84%	46,123.43	0.26%	1,293,263.28	6.60%	44,831,828.28	100.00%	9,078,729.48	25.49%	545,579,937.48	42.66%
World Opportunity Overlay Fund						0.00%																									51,268,369.22	51.09%	39,947,227.34	36.26%	10,441,597.96	58.91%	10,155,713.62	51.80%			15,808,498.87	44.39%

Total Market Value	0.00	0.00%	0.00	0.00%	4,816,386,535.40	100.00%	20,296,044,602.67	100.00%	3,939,529,718.31	100.00%	5,216,248,982.03	100.00%	1,597,678,342.19	100.00%	1,122,706,005.65	100.00%	2,442,124,162.43	100.00%	1,718,918,817.46	100.00%	54,900,000.00	100.00%	943,000.00	100.00%	96,167,448.43	100.00%	0.00	0.00%	388,028.00	100.00%	100,356,507.24	100.00%	110,161,342.76	100.00%	17,725,067.25	100.00%	19,605,825.23	100.00%	44,831,828.28	100.00%	35,610,597.35	100.00%	1,279,026,857.94	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	12,255,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
December, 2014
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					85,258,955.84	1.80%	1,998,543,249.61	9.93%			325,935,648.00	6.86%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					1,327,514,960.83	28.05%					1,053,266,457.88	22.17%					573,955,651.53	24.35%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund					207,498,470.29	4.38%	851,478,500.58	4.23%			210,521,687.41	4.43%					94,984,660.47	4.03%													22,992,999.96	22.55%	14,024,209.17	12.82%	4,714,732.87	26.87%	4,451,406.27	24.24%			7,082,748.28	25.69%	2,833,119.36	0.23%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)					199,120,577.51	4.21%	698,037,709.10	3.47%			169,561,411.91	3.57%					102,582,154.72	4.35%													10,963,046.73	10.75%			2,035,473.64	11.60%	1,832,173.06	9.98%			3,252,695.01	11.80%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					543,598,461.07	11.49%			600,495,771.94	16.09%	457,175,016.17	9.62%	397,495,828.00	25.48%	108,839,568.69	10.10%	274,419,840.22	11.64%	162,654,443.13	9.73%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							14,955,726,911.37	74.30%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					977,928,196.78	20.67%			1,783,523,439.17	47.80%	1,229,582,716.66	25.88%	1,162,307,268.65	74.52%	968,731,542.01	89.90%	763,935,633.66	32.41%	845,299,696.66	50.56%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					120,056,557.25	2.54%					120,775,943.12	2.54%
Special Opportunities Fund					180,947,319.80	3.82%	612,144,588.09	3.04%
Special Opportunities SPC LTD.																																																			11,205,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					212,160,406.83	4.48%	1,013,557,253.59	5.04%			143,331,590.08	3.02%																															729,780,923.95	58.32%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					817,123,672.75	17.27%			1,347,119,993.12	36.10%	812,225,149.85	17.09%					546,951,141.08	23.21%	663,948,778.46	39.71%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund					60,973,100.13	1.29%					229,073,551.53	4.82%									116,281,000.00	100.00%	129,015,000.00	100.00%	125,179,520.18	100.00%					20,829,971.43	20.43%	56,008,142.50	51.19%	1,450,050.60	8.26%	3,254,358.85	17.72%	44,831,828.28	100.00%	3,190,040.20	11.57%	518,645,274.38	41.45%
World Opportunity Overlay Fund																															47,157,624.54	46.26%	39,371,356.84	35.99%	9,347,544.79	53.27%	8823790.88	48.06%			14,042,550.24	50.94%

Total Market Value	0.00	0.00%	0.00	0.00%	4,732,180,679.08	100.00%	20,129,488,212.34	100.00%	3,731,139,204.23	100.00%	4,751,449,172.61	100.00%	1,559,803,096.65	100.00%	1,077,571,110.70	100.00%	2,356,829,081.68	100.00%	1,671,902,918.25	100.00%	116,281,000.00	100.00%	129,015,000.00	100.00%	125,179,520.18	100.00%	0.00	0.00%	0.00	0.00%	101,943,642.66	100.00%	109,403,708.51	100.00%	17,547,801.90	100.00%	18,361,729.06	100.00%	44,831,828.28	100.00%	27,568,033.73	100.00%	1,251,259,317.69	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	11,205,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
January, 2015
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					86,248,378.38	1.79%	2,005,552,607.79	9.91%			327,396,665.49	6.87%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					1,284,167,221.56	26.72%					1,017,202,406.97	21.34%					566,043,644.40	24.23%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund					209,371,993.50	4.36%	851,823,368.34	4.21%			210,606,953.38	4.42%					90,852,263.19	3.89%													23,002,312.63	22.17%	14,029,889.29	15.87%	4,716,642.44	26.52%	4,453,209.19	24.20%			7,085,616.95	27.43%	2,834,266.83	0.22%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)					267,677,677.83	5.57%	908,959,629.36	4.49%			214,129,961.38	4.49%					102,872,539.60	4.40%													10,939,520.88	10.54%			2,031,105.67	11.42%	1,828,241.36	9.94%			3,245,714.97	12.57%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					583,334,937.70	12.14%			611,456,542.90	16.67%	465,702,698.58	9.77%	394,893,268.94	25.52%	107,860,135.69	9.84%	320,129,968.23	13.71%	161,077,985.04	9.82%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							14,850,166,118.30	73.42%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,020,511,508.06	21.23%			1,767,534,041.05	48.18%	1,244,932,804.86	26.12%	1,152,409,912.94	74.48%	988,268,444.89	90.16%	745,273,113.92	31.91%	851,443,162.05	51.89%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)					122,600,916.81	2.55%					122,039,289.81	2.56%
Special Opportunities Fund					174,940,386.30	3.64%	591,823,138.54	2.93%
Special Opportunities SPC LTD.																																																			11,220,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					212,378,732.43	4.42%	1,019,345,469.99	5.04%			144,564,373.01	3.03%																															726,421,748.24	57.29%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					788,201,699.05	16.40%			1,289,732,744.26	35.15%	786,852,924.93	16.51%					510,657,826.65	21.86%	628,275,171.75	38.29%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund					57,372,385.68	1.19%					232,130,498.70	4.87%									96,281,000.00	100.00%	159,015,000.00	100.00%	170,183,507.15	100.00%					23,830,882.70	22.97%	36,008,142.50	40.72%	1,926,090.55	10.83%	3,513,438.15	19.10%	44,831,828.28	100.00%	1,807,114.85	7.00%	538,665,036.65	42.48%
World Opportunity Overlay Fund																															45,977,776.35	44.32%	38,386,315.19	43.41%	9,113,676.27	51.24%	8,603,026.28	46.76%			13,691,216.23	53.01%

Total Market Value	0.00	0.00%	0.00	0.00%	4,806,805,837.30	100.00%	20,227,670,332.32	100.00%	3,668,723,328.21	100.00%	4,765,558,577.11	100.00%	1,547,303,181.88	100.00%	1,096,128,580.58	100.00%	2,335,829,355.99	100.00%	1,640,796,318.84	100.00%	96,281,000.00	100.00%	159,015,000.00	100.00%	170,183,507.15	100.00%	0.00	0.00%	0.00	0.00%	103,750,492.56	100.00%	88,424,346.98	100.00%	17,787,514.93	100.00%	18,397,914.98	100.00%	44,831,828.28	100.00%	25,829,663.00	100.00%	1,267,921,051.72	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	11,220,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
February, 2015
	Strategic Fixed Income Fund (IZFH)		Special Situations Fund (IZGL)		Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund					88,736,337.28	1.75%	2,169,494,953.55	10.01%			331,939,406.22	6.79%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)					1,301,146,619.69	25.67%					1,021,889,008.91	20.91%					570,860,470.23	23.23%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund					210,219,653.39	4.15%	855,272,045.94	3.95%			211,459,613.11	4.33%					91,220,086.12	3.71%													23,095,439.41	22.24%	14,086,690.46	15.87%	1,946,091.22	13.31%	1,499,425.61	9.97%			3,276,775.34	13.55%	2,845,741.60	0.22%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)					280,085,787.81	5.53%	984,029,503.11	4.54%			218,274,412.24	4.47%					109,098,170.49	4.44%													11,151,253.54	10.74%			2,070,417.39	14.16%	1,863,626.67	12.39%			3,308,535.26	13.69%
Emerging Domestic Opportunities Fund
Emerging Markets Fund					729,347,360.73	14.39%			737,807,672.18	19.41%	563,948,637.78	11.54%	449,343,903.96	28.18%	116,415,639.62	9.86%	395,900,795.43	16.11%	174,346,544.71	9.85%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund							15,920,398,757.72	73.49%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund					126,154,566.57	2.49%
International Equity Fund					1,045,153,702.97	20.62%			1,763,559,916.62	46.39%	1,243,893,095.66	25.45%	1,145,216,474.67	71.82%	1,063,694,449.81	90.14%	763,354,283.82	31.06%	925,275,297.92	52.28%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)											125,576,660.53	2.57%
Special Opportunities Fund					191,068,608.37	3.77%	652,657,802.53	3.01%
Special Opportunities SPC LTD.																																																			9,515,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund					215,731,480.25	4.26%	1,081,318,142.48	4.99%			144,436,175.22	2.96%																															721,382,984.67	56.23%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					813,136,513.22	16.04%			1,300,099,333.08	34.20%	789,343,596.08	16.15%					527,223,816.42	21.45%	670,317,319.54	37.87%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund					67,097,055.23	1.32%					236,872,331.73	4.85%									105,781,000.00	100.00%	106,191,000.00	100.00%	205,190,783.05	100.00%					23,331,920.50	22.46%	36,008,142.50	40.58%	1,426,177.65	9.76%	3,013,594.15	20.04%	44,831,828.28	100.00%	3,807,221.68	15.75%	558,689,979.98	43.55%
World Opportunity Overlay Fund																															46,286,352.03	44.56%	38,643,941.47	43.55%	9,174,841.89	62.77%	8,660,764.72	57.59%			13,783,103.58	57.01%

Total Market Value	0.00	0.00%	0.00	0.00%	5,067,877,685.51	100.00%	21,663,171,205.33	100.00%	3,801,466,921.88	100.00%	4,887,632,937.48	100.00%	1,594,560,378.63	100.00%	1,180,110,089.43	100.00%	2,457,657,622.51	100.00%	1,769,939,162.17	100.00%	105,781,000.00	100.00%	106,191,000.00	100.00%	205,190,783.05	100.00%	0.00	0.00%	0.00	0.00%	103,864,965.48	100.00%	88,738,774.43	100.00%	14,617,528.15	100.00%	15,037,411.15	100.00%	44,831,828.28	100.00%	24,175,635.86	100.00%	1,282,918,706.25	100.00%	0.00	0.00%	0.00	0.00%	0.00	0.00%	9,515,000.00	100.00%	0.00	0.00%